PROJECT PROFILE
Landmark Tower St. Paul, MN

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $97.1 million substantial rehabilitation of the historic Landmark Tower in downtown St. Paul, Minnesota. Originally constructed in 1983, the building will convert 180,000 square feet of commercial office space into 187 market-rate residential units.
The new residential units will include high end interior finishes such as stainless-steel appliances and granite countertops, complemented by a host of shared amenities including a co-working business space, club rooms, pool, golf simulator, and a fitness center with sauna and yoga studio.
Landmark Tower sits on the Mississippi River directly adjacent to the Saint Paul Hotel and will offer immediate access to downtown St. Paul through its existing connection to the St. Paul Skyway system, allowing for walkable access to entertainment, dining, parks and more. The building’s location also provides convenient access to downtown Minneapolis and Minneapolis-St. Paul Airport by public transport.
HITROLE	The HIT committed to finance $18.7 million as part of a syndicate of institutional lenders that together are providing a construction loan for the development of Landmark Tower. Since 1991, the HIT has financed 113 projects in Minnesota, including 83 in the Twin Cities, all built using 100% union construction labor.
SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, the development will adhere to the St. Paul’s Sustainable Building Ordinance and will be seeking LEED Silver certification.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $18.7 Million	Total Development Cost $97.1 Million	187 Units	616,680 Hours of Union Construction Work Generated	$20.5 Million Tax revenue generated	$148.8 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | Landmark Tower – St. Paul, MN

“Landmark Tower is the 80th project in the Twin Cities in which the HIT’s financing has ensured the creation of more union construction jobs and high-quality housing. This project is a testament to their commitment to making impactful investments in our communities and IBEW Local 110 is excited and grateful to once again partner with HIT to rehabilitate such an iconic building.”

- Doug Suchanek

Business Manager, IBEW Local 110

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union- friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by contacting HIT Investor Relations at 202-331-8055. The prospectus should be read carefully before investing.

8/2024

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com